Other payables	6 Months Ended
Jun. 30, 2023
Other payables
Other payables

20.Other payables

	As at
	June 30,	December 31,
(in EUR 000)	2023	2022
Holiday pay accrual	643	612
Salary	1,555	2,186
Accrued expenses	1,953	2,228
Foreign currency option - current	427	10
Other	183	131
Total other payables	4,761	5,167

The decrease of €406.000 in other payables as at June 30, 2023, compared to December 31, 2022, is the result of a decrease of €0.6 million in salary payables partly offset by an increase of €417,000  in the fair value of the foreign currency option, a decrease of €275,000  in accrued expenses related to a decrease in clinical activities and an increase in holiday pay accrual of €31,000.